                                                                   EXHIBIT 10.49


                           FOURTH AMENDMENT TO AMENDED
                          AND RESTATED CREDIT AGREEMENT

         This Fourth Amendment to Amended and Restated Credit Agreement ("Amendment") dated as of August 11, 2003, is made by and among NORTHLAND CABLE PROPERTIES EIGHT LIMITED PARTNERSHIP, a Washington limited partnership ("NCP Eight") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as successor, by merger, to U.S. Bank of Washington, National Association ("U.S. Bank"), as agent for Lenders (in such capacity, "Agent").

                                    RECITALS:

         A. NCP Eight and U.S. Bank entered into that certain Amended and Restated Credit Agreement dated January 4, 1996, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated March 30, 1998, as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated June 24, 2002, as further amended by that certain Third Amendment to Amended and Restated Credit Agreement dated February 6, 2003 (collectively the "Credit Agreement").

         B. NCP Eight and U.S. Bank have agreed to amend the terms and conditions of the Credit Agreement so as to extend the maturity date of the Loan to December 31, 2007.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

                             ARTICLE I - DEFINITIONS

         As used herein, capitalized terms shall have the meanings given to them in the Credit Agreement, except as otherwise defined herein or as the context requires.

                     ARTICLE II - MODIFICATION OF LOAN TERMS

         Section 2.2 Repayment. Section 3.5 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  3.5 Repayment. Interest on the Fourth Replacement Note shall be paid Quarterly, except with respect to LIBOR Rate Loans for which interest shall be paid either on the 90th day after the borrowing, renewal, or conversion date with respect to such LIBOR Rate Loan, or at the end of each Interest Period, whichever is sooner. For example, if an Interest Period expires more than 90 days after the borrowing, renewal, or conversion date with respect to such LIBOR Rate Loan, interest shall be paid on the 90th day and at the expiration of the Interest Period. The principal balance of the Loan outstanding as of the date of this Amendment shall be paid in Quarterly installments of $200,000, with the entire balance due and payable on December 31, 2007.

         Section 2.3 Replacement Note. The Loan shall be evidenced by a Fourth Replacement Note in the form attached to this Amendment as Exhibit A ("Fourth Replacement Note"). The Fourth Replacement Note shall be a "Note" for all purposes of the Credit Agreement and the other Loan Documents and shall be in substitution for, but not in payment of: (a) that certain Third Replacement Note dated February 6, 2003, in the principal amount of $7,970,139.00 which shall be marked "replaced" by the Agent, (b) that certain Second Replacement Note dated June 24, 2002, in the principal amount of $8,593,903.28 which has been marked "replaced" by the Agent, (c) that certain Replacement Note dated March 30, 1998, in the principal amount of $10,925,000, which has been marked "replaced" by the Agent, and (d) that certain Renewal Revolving Note dated January 4, 1996, in the principal amount of $11,925,000 which has been marked "replaced" by the Agent. All four such replaced notes shall be retained by Agent until the Loan shall have been paid in full.

                        ARTICLE IV - CONDITIONS PRECEDENT

         The modifications to the Credit Agreement and the other Loan Documents set forth in this Amendment shall not be effective unless and until the following conditions have been fulfilled to Agent's satisfaction:

         (a) Agent shall have received this Amendment, the Fourth Replacement Note, and any other documents required by Agent to perfect or continue perfection of the liens and/or security interests granted by NCP Eight under the Security Agreement duly executed and delivered by the parties thereto.

         (b) Agent shall have received the following: (i) a duly executed partnership resolution of NCP Eight authorizing NCP Eight's execution, delivery and performance of this Amendment, and (ii) a certificate executed by NCP Eight certifying that NCP Eight's limited partnership agreement has not been amended or altered since NCP Eight delivered a copy of the agreement to Agent.

         (c) NCP Eight shall have paid to Agent (i) all fees and expenses (including attorneys' fees) incurred in connection with this Amendment, and (ii) an extension fee in the amount of $24,288.00.

                            ARTICLE V - MISCELLANEOUS

         Section 5.1 Notice to U.S. Bank. The designation of the Person to be notified at Agent and Agent's and Lenders' addresses for the purpose of any notice are hereby changed to:

                         U.S. Bank National Association
                                   PD-WA-T7MT
                          1420 Fifth Avenue, 7th Floor
                             Seattle, WA 98101-2333
                            Attention: Kenneth Altena
                        Facsimile Number: (206) 344-3646

         Section 5.2 Representations and Warranties. NCP Eight hereby represents and warrants to Agent that as of the date of this Amendment, there exists no Default or Event of Default. All representations and warranties of NCP Eight contained in the Credit Agreement or any other Loan Document, or otherwise made in connection therewith or herewith are true and correct as of the date of this Amendment.

         Section 5.3 Security. The parties hereto agree that all Loan Documents, whether creating, evidencing, or perfecting Lenders' security interests and liens against the collateral, including without limitation the Amendment to Security Agreement, the Security Agreement, the Franchise Assignment, the NCC Subordination Agreement, and all financing statements (a) shall remain in full force and effect, (b) shall secure the Loan, as amended, and all other Obligations of NCP Eight under the Credit Agreement and the other Loan Documents, and (c) are enforceable without defense, offset, or counterclaim.

         Section 5.4 Payment of Expenses. NCP Eight shall pay on demand all costs and expenses of Agent and Lenders incurred in connection with the preparation, negotiation, execution, and delivery of this Amendment, including without limitation reasonable attorneys' fees.

         Section 5.5 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.

         Section 5.6 Statutory Notice. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, TO EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.



                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment to Credit Agreement as of the date first above written.

NCP EIGHT:                                                   AGENT:


NORTHLAND CABLE PROPERTIES                                   U.S. BANK NATIONAL ASSOCIATION
EIGHT LIMITED PARTNERSHIP, a
Washington limited partnership

                                                             /s/ KENNETH L. ALTENA
                                                             ---------------------
By:      Northland Communications                            Kenneth L. Altena, Senior Vice President
         Corporation, a Washington corporation,
         its Managing General Partner
                                                             LENDER:

         By: /s/ GARY S. JONES                               U.S. BANK NATIONAL ASSOCIATION
             -----------------
         Name:  Gary S. Jones
         Title: President

                                                             /s/ KENNETH L. ALTENA
                                                             ---------------------
                                                             Kenneth L. Altena, Senior Vice President